Rule 497(e)
                                      Registration Nos. 333-182308 and 811-22717



                      FIRST TRUST EXCHANGE-TRADED FUND VI

                          FIRST TRUST HIGH INCOME ETF
                        FIRST TRUST LOW BETA INCOME ETF
                                 (the "Funds")

  SUPPLEMENT TO THE FUNDS' PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2016


                               DATED JUNE 6, 2016

      On or about June 1, 2016, notwithstanding anything to the contrary in the Funds' Prospectus or Statement of Additional Information, the following members of each Fund's Investment Committee will no longer serve as portfolio managers of the Funds:

            o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust Advisors L.P.;

            o  Jon C. Erickson, Senior Vice President of First Trust Advisors
               L.P.;

            o David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust; and

            o  Roger F. Testin, Senior Vice President of First Trust Advisors
               L.P.

      The following persons will serve as the portfolio managers of the Funds:

            o John Gambla, CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust Advisors L.P.; and

            o Rob A. Guttschow, CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust Advisors L.P.


          PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE